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                       VANGUARD(R) U.S. STOCK INDEX FUNDS
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 2001

In connection with the disclosure under the heading "Pending Legal Proceedings," the court issued a ruling on April 25, 2001. The ruling does not affect existing or prospective shareholders of the Funds' conventional share classes, including those described in the prospectus. In addition, the ruling does not require Vanguard or the Funds to pay any damages. The ruling does prevent certain Funds that track Standard & Poor's indexes from issuing an exchange-traded class of shares. Vanguard intends to appeal the court's ruling.






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Vanguard Marketing Corporation, Distributor.                         PS40 042001